UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13450 West Sunrise Boulevard, Suite 510, Sunrise, Florida (Address of Principal Executive Offices)	33323 (Zip Code)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 13, 2011, John J. Murabito was appointed Chairman of the Board of Directors of the Company, effective January 1, 2012.  Mr. Murabito was elected to the Board of Directors on May 25, 2011.  The Company’s current Chairman of the Board, Michael Levin, is handing over his position as Chairman due to his relocation and professional commitments outside of the United States, although he will continue to serve as a Director of the Company.

Attached as Exhibit 99.1 is a copy of a press release of Direct Insite Corp. (the “Company”), dated December 19, 2011, reporting the change in the Company’s Chairman of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release dated December 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP

/s/ Matthew E. Oakes
Matthew E. Oakes
Chief Executive Officer

Dated:  December 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 19, 2011.